UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2001

WESTERN DIGITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08703	33-0956711

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20511 Lake Forest Drive

Lake Forest, California	92630

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(949) 672-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT
Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         On December 20, 2001, Western Digital issued a press release announcing that revenues, units and profitablity for its second second fiscal quarter ending December 28, 2001 are expected to exceed its earlier guidance. In addition, Western Digital announced that it has signed a definitive agreement with Fujitsu (Thailand) Company Ltd. to purchase a 155,000-square foot hard drive and head stack assembly facility near Bangkok, Thailand. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the December 20, 2001 press release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit	Description

99.1	Press Release dated December 20, 2001.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2002

WESTERN DIGITAL CORPORATION

	By:	/s/ Michael A. Cornelius
Michael A. Cornelius
Vice President, Law and Administration and Secretary

EXHIBIT INDEX

Exhibit No.	Document

Exhibit 99.1	Press Release issued December 20, 2001.

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